[STATE STREET RESEARCH Logo]
                                   TAX-EXEMPT FUND

                                   A municipal bond fund
                                   seeking income free
                                   from federal taxes.

                                   Prospectus
                                   May 1, 1999

[sidebar text]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end sidebar text]

                       [graphic of clock face]

                                    CONTENTS
--------------------------------------------------------------------------------

        1       THE FUND
        ----------------
        1       Goal and Strategies
        3       Principal Risks
        4       Volatility and Performance
        6       Investor Expenses
        8       Investment Management

        9       YOUR INVESTMENT
        -----------------------
        9       Opening an Account
        9       Choosing a Share Class
        10      Sales Charges
        13      Dealer Compensation
        14      Buying and Selling Shares
        18      Account Policies
        20      Distributions and Taxes
        21      Investor Services

        22      OTHER INFORMATION
        -------------------------
        22      Other Securities and Risks
        24      Financial Highlights
        26      Board of Trustees

        Back Cover For Additional Information

                                    THE FUND                                   1
--------------------------------------------------------------------------------

[chess piece graphic] GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks a high level of interest income exempt from federal income tax.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 80% of net assets in securities whose interest income is free from federal income tax and that are investment grade at the time the fund buys them. These securities are typically bonds issued by various U.S. states, counties, cities, towns, territories and public authorities. The fund may invest up to 20% of net assets in other securities, including junk bonds of similar issuers (that is, bonds that are in or below the Standard & Poor's BB or Moody's Ba major rating categories).

When bonds are rated by one or more independent rating agencies, the fund uses these ratings to determine bond quality. In cases where a bond is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a bond is unrated, the fund may assign it to a given category based on its own credit research. The fund may invest up to 25% of net assets in unrated bonds.

In managing its portfolio, the fund focuses on security selection, using proprietary research to identify

[magnifying glass graphic]  WHO MAY WANT TO INVEST

State Street Research Tax-Exempt Fund is designed for investors who seek one or more of the following:

* high current income that is exempt from federal income tax
* a diversified portfolio of municipal securities
* a fund to complement a portfolio of more aggressive investments

The fund is not appropriate for investors who:

* want an investment for a tax-advantaged account such as an IRA or 401(k)
* do not pay U.S. income taxes
* want to avoid even moderate volatility or possible losses
* are seeking high growth or maximum income
* are investing emergency reserve money

2                              THE FUND continued
--------------------------------------------------------------------------------

those individual bonds that offer higher yields or higher potential total return than others that appear to be of comparable credit quality. The fund may invest in securities of any maturity, and may invest in certain securities, such as municipal lease obligations and industrial revenue bonds, that may have different risks than ordinary municipal bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 22.

[magnifying glass graphic]  MUNICIPAL BONDS
                            AND TAXES

The municipal bond category is defined as including securities issued by municipalities as well as states and various agencies and authorities.

Some of these bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer (hence the name "general obligation bonds"). Other bonds are issued to raise money for a particular project -- for example, a water system or a toll road -- and are backed by revenues earned by that project ("revenue bonds"). So-called industrial revenue bonds are typically issued by municipal issuers on behalf of private companies. Because revenue bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds -- a fact that is usually reflected in their ratings.

The federal government allows the interest from municipal bonds to be tax-exempt in order to make it easier for municipalities to finance public projects. Investors in municipal bonds thus play a role in helping to finance roads, hospitals and other public facilities.

                                                                          3
                                                                          ----

[traffic sign graphic]  PRINCIPAL RISKS

Because the fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

Bond prices in general tend to move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principal works in reverse as well: a fall in interest rates will tend to cause a rise in bond prices).

The fund's performance may be affected by political and economic conditions at the state, regional or federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

The issuer of any bond, particularly a junk bond, could default on principal or interest payments, which would cause a loss for the fund. Lower-rated bonds also tend to be more sensitive to economic changes and may increase the volatility of the fund's share price.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the securities the fund buys.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

4                          VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------


[bar chart graphic]                                               Years ended December 31
                                        ----------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1989    1990    1991    1992    1993    1994    1995    1996     1997   1998
--------------------------------------------------------------------------------------------------------------------
                                        9.63%   4.84%   11.81%  9.34%   12.12%  (6.90)% 16.58%  2.93%    10.17% 5.79%

[graphic of up arrow] BEST QUARTER: first quarter 1995, up 6.08%
[graphic of down arrow] WORST QUARTER: first quarter 1994, down 6.02% Return from 1/1/99 - 3/31/99 (not annualized): up 0.74%


                                                                                          As of December 31, 1998
                                                                                     ---------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                            1 Year    5 Years      10 Years
----------------------------------------------------------------------------------------------------------------------
                                Class A (%)                                            1.03      4.45         6.95
                                Class B(1) (introduced January 1, 1999)                  --        --           --
                                Class B (%)                                            0.01      4.30         7.00
                                Class C (%)                                            4.14      4.64         7.00
                                Class S (%)                                            6.07      5.69         7.57
                                Lehman Brothers Municipal Bond Index (%)               6.48      6.22         7.94
                                Lipper General Municipal Debt Funds Index (%)          5.64      5.70         7.75

                                                                          5
                                                                          ----

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            VOLATILITY AND
                            PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

* YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

* AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The Lehman Brothers Municipal Bond Index is an unmanaged index of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The Lipper General Municipal Debt Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Lehman Brothers Municipal Bond Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 6), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results. [end of sidebar text]

6                              INVESTOR EXPENSES
--------------------------------------------------------------------------------

                                                                  Class descriptions begin on page 9
                                                ----------------------------------------------------------------
SHAREHOLDER FEES (% of offering price)          Class A       Class B(1)       Class B       Class C     Class S
----------------------------------------------------------------------------------------------------------------
        MAXIMUM FRONT-END SALES CHARGE (LOAD)    4.50            0.00            0.00         0.00        0.00

        MAXIMUM DEFERRED SALES CHARGE  (LOAD)    0.00(a)         5.00            5.00         1.00        0.00

ANNUAL FUND EXPENSES (% of average net assets)  Class A       Class B(1)       Class B       Class C     Class S
----------------------------------------------------------------------------------------------------------------
        MANAGEMENT FEE                           0.55            0.55            0.55         0.55        0.55

        DISTRIBUTION/SERVICE (12B-1) FEES        0.25            1.00            1.00         1.00        0.00

        OTHER EXPENSES                           0.23            0.23            0.23         0.23        0.23
                                                 ----            ----            ----         ----        ----
        TOTAL ANNUAL FUND OPERATING EXPENSES     1.03            1.78            1.78         1.78        0.78
                                                 ====            ====            ====         ====        ====

Example             Year                        Class A       Class B(1)       Class B       Class C     Class S
----------------------------------------------------------------------------------------------------------------
                    1                            $550         $681/$181        $681/$181     $281/$181     $80
                    3                            $763         $860/$560        $860/$560     $560/$560     $249
                    5                            $993        $1,164/$964      $1,164/$964    $964/$964     $433
                    10                          $1,653         $1,897           $1,897        $2,095       $966

[sidebar text]
[footnote text]

(a) Except for investments of $1 million or more; see page 10.

[end of footnote text]
[end of sidebar text]

                                                                          7
                                                                          ----

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund.

* SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

* ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

* The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[end of sidebar text]

8                              THE FUND continued
--------------------------------------------------------------------------------

[the thinker graphic]  INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $54 billion in assets under management (as of March 31, 1999), including $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.55% of fund assets, annually). The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Paul J. Clifford, Jr. has been responsible for the fund's day-to-day portfolio management since January 1996. A senior vice president, he joined the firm in 1989 and has worked as an investment professional since 1986.

                                 YOUR INVESTMENT                               9
--------------------------------------------------------------------------------

[key graphic]  OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[checklist graphic]  CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

10                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

CLASS A -- FRONT LOAD

*  Initial sales charge of 4.5% or less
* Lower sales charges for larger investments; see sales charge schedule at right
* Lower annual expenses than Class B(1) or C shares because of lower distribution/service (12b-1) fee of 0.25%

CLASS B(1) -- BACK LOAD

*  No initial sales charge
*  Deferred sales charge of 5% or less on shares you sell within six years
*  Annual distribution/service (12b-1) fee of 1.00%
* Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

*  Available only to current shareholders. See page 11 for details.

CLASS C -- LEVEL LOAD

*  No initial sales charge
* Deferred sales charge of 1%, paid if you sell shares within one year of purchase
*  Lower deferred sales charge than Class B(1) shares
*  Annual distribution/service (12b-1) fee of 1.00%
* No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

* Available only through certain advisory accounts of the investment manager and other special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees. Consult your financial professional or your program materials
*  No sales charges of any kind
* No distribution/service (12b-1) fees; annual expenses are lower than other share classes

SALES CHARGES

CLASS A -- FRONT LOAD

WHEN YOU INVEST            THIS % IS     WHICH EQUALS
THIS AMOUNT                DEDUCTED      THIS % OF
                           FOR SALES     YOUR NET
                           CHARGES       INVESTMENT
-----------------------------------------------------
Up to $100,000                4.50         4.71
$100,000 to $250,000          3.50         3.63
$250,000 to $500,000          2.50         2.56
$500,000 to $1 million        2.00         2.04
$1 million or more                see below

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% if you sell any shares within one year of purchasing them. See "Other

                                                                          11
                                                                          ----

CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD


                          THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES      AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU    OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM               ED FROM YOUR PROCEEDS
-------------------------------------------------------
First year                          5.00
Second year                         4.00
Third year                          3.00
Fourth year                         3.00
Fifth year                          2.00
Sixth year                          1.00
Seventh or Eighth year              None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                            THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES        AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU      OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                 ED FROM YOUR PROCEEDS
---------------------------------------------------------
First year                          1.00
Second year or later                None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on page 12.

12                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

Class C shares currently have the same annual expenses as Class B(1) shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            DISTRIBUTION/SERVICE FEES

As noted in the descriptions on pages 10 to 12 all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end of sidebar text]

                                                                          13
                                                                          ----

[graphic of a check]  DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate, MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

MAXIMUM DEALER COMPENSATION (%) Class A   Class B(1)   Class B  Class C  Class S
--------------------------------------------------------------------------------
Commission                        see below  4.00        4.00     1.00     0.00
Investments up to $100,000        4.00        --          --       --       --
$100,000 to $250,000              3.00        --          --       --       --
$250,000 to $500,000              2.00        --          --       --       --
$500,000 to $1 million            1.75        --          --       --       --
First $1 to $3 million            1.00(a)     --          --       --       --
Next $2 million                   0.75(a)     --          --       --       --
Next $2 million                   0.50(a)     --          --       --       --
Next $1 and above                 0.25(a)     --          --       --       --
Annual fee                        0.25       0.25        0.25     1.00    0.00

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

[sidebar text]
[begin footnote text]

(a) If your broker declines this commission, the one-year CDSC on your investment is waived.

[end of footnote text]
[end of sidebar text]

14                          BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[cash register graphic]  POLICIES FOR
                         BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

*  $1,000 for accounts that use the Investamatic program

*  $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

*  $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

                       INSTRUCTIONS FOR BUYING SHARES                        15
--------------------------------------------------------------------------------


                                       To Open an Account                             To Add to an Account
[graphic of briefcase] Through a       Consult your financial professional or your    Consult your financial professional or your
                       Professional    program materials.                             program materials.
                       or Program

By Mail                [graphic of     Make your check payable to "State Street       Fill out an investment slip or indicate the
                       mailbox]        Research Funds." Forward the check and your    fund name and account number on your check.
                                       application to State Street Research.          Make your check payable to "State Street
                                                                                      Research Funds." Forward the check and slip to
                                                                                      State Street Research.

[graphic of            By Federal      Call to obtain an account number and           Call State Street Research to obtain a control
Federal Building]      Funds Wire      forward your application to State Street       number. Instruct your bank to wire funds to:
                                       Research. Wire funds using the instructions    * State Street Bank and Trust Company,
                                       at right.                                        Boston, MA
                                                                                      * ABA: 011000028
                                                                                      * BNF: fund name and share class you want to
                                                                                        buy
                                                                                      * AC: 99029761
                                                                                      * OBI: your name and your account number
                                                                                      * Control: the number given to you by State
                                                                                        Street Research

By Electronic          [graphic        Verify that your bank is a member of the       Call State Street Research to verify that the
Funds Transfer         of electric     ACH (Automated Clearing House) system.         necessary bank information is on file for your
(ACH)                  plug]           Forward your application to State Street       account. If it is, you may request a transfer
                                       Research. Please be sure to include the        with the same phone call. If not, please ask
                                       appropriate bank information. Call State       State Street Research to provide you with an
                                       Street Research to request a purchase.         EZ Trader application.

[graphic of            By Investamatic Forward your application, with all             Call State Street Research to verify that
calendar]                              appropriate sections completed, to State       Investamatic is in place on your account, or
                                       Street Research, along with a check for        to request a form to add it. Investments
                                       your initial investment payable to             are automatic once Investamatic is in place.
                                       "State Street Research Funds."

By Exchange            [graphic of     Call State Street Research or visit our        Call State Street Research or visit our
                       Exchange]       Web site.                                      Web site.


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408              Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

16                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------
[graphic of receipt]  POLICIES FOR
                      SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

*  you are selling more than $100,000 worth of shares

*  the name or address on the account has changed within the last 30 days

* you want the proceeds to go to a name or address not on the account registration

* you are transferring shares to an account with a different registration or share class

* you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

   corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                        INSTRUCTIONS FOR SELLING SHARES                       17
--------------------------------------------------------------------------------

                                       To Sell Some or All of Your Shares
[graphic of briefcase]  Through a      Consult your financial professional or your program materials.
                        Professional
                        or Program

By Mail         [graphic of mailbox]   Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[graphic of               By Federal   Check with State Street Research to make sure that a wire redemption privilege,
Federal Building]         Funds Wire   including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street
                                       Research. Proceeds will be wired to your pre-designated bank account.

By Electronic   [graphic of electric   Check with State Street Research to make sure that the EZ Trader feature,
Funds Transfer  plug]                  including a bank designation, is in place on your account. Once this is
(ACH)                                  established, you may place your request to sell shares with State Street
                                       Research. Proceeds will be sent to your pre-designated bank account.

[graphic of             By Telephone   As long as the transaction does not require a written request (see facing page),
telephone]                             you or your financial professional can sell shares by calling State Street
                                       Research. A check will be mailed to you on the following business day.

By Exchange    [graphic of Exchange]   Read the prospectus for the fund into which you are exchanging. Call State Street
                                       Research or visit our Web site.

[graphic of            By Systematic   See plan information on page 21.
calendar]            Withdrawal Plan

By Check                 [graphic of   The checkwriting privilege is available for Class E shares only. If you have requested
                         check]        this privilege on your application, you may write checks for amounts of from $500 to
                                       $100,000.


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408                Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

[graphic of policies] ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application.

The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research

                                                                           19
                                                                          ----

may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

* The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, sponsored arrangements and other similar programs

*  All orders to purchase shares are subject to acceptance by the fund

* At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

* The fund may delay sending you redemption proceeds for up to seven days, or longer, if permitted by the SEC

* To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

20                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

[sidebar text]

[magnifying glass graphic]  THE ALTERNATIVE MINIMUM TAX

The Alternative Minimum Tax (AMT) is a federal tax that could affect you if you are a high-income individual who would pay comparatively little tax under the ordinary tax schedules -- for example, because you have significant deductions or certain types of tax-free income.

Interest from industrial revenue bonds and other so-called private activity bonds is generally subject to AMT; because of this, the fund does not invest more than 20% of its net assets in these securities. For corporations, all tax-exempt interest is considered in calculating AMT.

[end of sidebar text]

[Uncle Sam graphic] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS As a general rule, the fund's income distributions are exempt from federal income tax for all investors (including corporations). A small portion of these distributions may be exempt from state or local personal income taxes; these exemptions, if any, will vary from state to state. You may have federal or state tax liability to the extent that the fund earns income from non-tax-exempt securities or realizes net capital gains. In addition, even tax-exempt income may be subject to the federal alternative minimum tax (see sidebar).

In general, any taxable income distributions and short-term capital gain distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains--in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund

                                                                          21
                                                                          ----

shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of federal, state and city tax-exempt income distributed to you during the previous year, as well as taxable ordinary income and capital gains.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[interlocked hands graphic]  INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

22                              OTHER INFORMATION
--------------------------------------------------------------------------------

[graphic of securities certificates]  OTHER SECURITIES
                                      AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

LIMITED OBLIGATION SECURITIES Certain municipal securities are not general obligations of their issuers, meaning that in the event of a default or termination the securities holders may have limited recourse. These securities may include:

* lease obligations and installment contracts: issued by government entities to obtain funds to lease or acquire equipment and other property

* project finance obligations: issued in connection with the financing of infrastructure projects, such as toll roads or housing projects

* industrial revenue bonds: issued in the name of a public authority to finance infrastructure used by a private entity (these are generally obligations of the private entity, not the issuer)

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. Depending on a derivative's issuer and structure, its income may be taxable or tax-exempt to shareholders. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may

                                                                          23
                                                                          ----

also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

ZERO (OR STEP) COUPONS A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high quality short-term debt securities.To the extent that the fund does this, it is not pursuing its goal.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

24                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                               Class A                                   Class B
                                                -------------------------------------------------------------------------------
                                                        Years ended December 31                  Years ended December 31
                                                -------------------------------------------------------------------------------
Per Share Data                                   1994    1995    1996     1997    1998     1994    1995    1996    1997    1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           8.43    7.46    8.26     8.10    8.51     8.43    7.46    8.26    8.10    8.51
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
  Net investment income ($)                      0.40    0.39    0.39     0.40    0.40     0.34    0.33    0.32    0.34    0.34

  Net realized and unrealized gain (loss) on
  investments and futures contracts ($)         (0.98)   0.82   (0.16)    0.40    0.08    (0.97)   0.82   (0.15)   0.40    0.08
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Total from investment operations ($)            (0.58)   1.21    0.23     0.80    0.48    (0.63)   1.15    0.17    0.74    0.42
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
  Dividends from net investment income ($)      (0.38)  (0.41)  (0.39)   (0.39)  (0.41)   (0.33)  (0.35)  (0.33)  (0.33)  (0.35)

  Distributions from capital gains ($)          (0.01)    --      --       --    (0.04)   (0.01)    --      --      --    (0.04)
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Total distributions ($)                         (0.39)  (0.41)  (0.39)   (0.39)  (0.45)   (0.34)  (0.35)  (0.33)  (0.33)  (0.39)
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Net asset value, end of year ($)                 7.46    8.26    8.10     8.51    8.54     7.46    8.26    8.10    8.51    8.54
                                                =====   =====   =====    =====   =====    =====   =====   =====   =====   =====
Total return (%)(a)                             (6.90)  16.58    2.93    10.17    5.79    (7.59)  15.72    2.15    9.35    5.01

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)        238,097 253,402 223,407  209,552 205,773   35,338  51,827  51,710  54,093  63,445

Expense ratio (%)                                1.20    1.13    1.04     1.08    1.03     1.95    1.88    1.79    1.83    1.78

Ratio of net investment income to
average net assets (%)                           5.07    4.95    4.82     4.91    4.69     4.35    4.19    4.07    4.15    3.93

Portfolio turnover rate (%)                     78.63   97.32  125.24    60.48   36.22    78.63   97.32  125.24   60.48   36.22

                                                                          25
                                                                          ----

                                                              Class C                                    Class S
                                                -------------------------------------------------------------------------------
                                                        Years ended December 31                   Years ended December 31
                                                -------------------------------------------------------------------------------
Per Share Data                                   1994    1995    1996     1997    1998     1994    1995    1996    1997    1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           8.43    7.46    8.25     8.10    8.50     8.41    7.45    8.24    8.09    8.49
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
  Net investment income ($)                      0.34    0.33    0.32     0.34    0.33     0.42    0.40    0.39    0.42    0.42
  Net realized and unrealized gain (loss) on
  investments and futures contracts ($)         (0.97)   0.81   (0.14)    0.39    0.10    (0.96)   0.81   (0.13)   0.39    0.08
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Total from investment operations ($)            (0.63)   1.14    0.18     0.73    0.43    (0.54)   1.21    0.26    0.81    0.50
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
  Dividends from net investment income ($)      (0.33)  (0.35)  (0.33)   (0.33)  (0.35)   (0.41)  (0.42)  (0.41)  (0.41)  (0.43)

  Distributions from capital gains ($)          (0.01)    --      --       --    (0.04)   (0.01)    --      --      --    (0.04)
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Total distributions ($)                         (0.34)  (0.35)  (0.33)   (0.33)  (0.39)   (0.42)  (0.42)  (0.41)  (0.41)  (0.47)
                                                -----   -----   -----    -----   -----    -----   -----   -----   -----   -----
Net asset value, end of year ($)                 7.46    8.25    8.10     8.50    8.54     7.45    8.24    8.09    8.49    8.52
                                                =====   =====   =====    =====   =====    =====   =====   =====   =====   =====
Total return (%)(a)                             (7.59)  15.58    2.28     9.23    5.14    (6.56)  16.76    3.30   10.33    6.07

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)           958   4,183   2,889    2,836   3,982      334  22,614   8,990   8,817  10,713

Expense ratio (%)                                1.95    1.88    1.79     1.83    1.78     0.95    0.88    0.79    0.83    0.78

Ratio of net investment income
to average net assets (%)                        4.31    4.13    4.06     4.16    3.86     5.26    4.85    5.04    5.15    4.93

Portfolio turnover rate (%)                     78.63   97.32  125.24    60.48   36.22    78.63   97.32  125.24   60.48   36.22

[sidebar text]

[begin footnote text]

(a) Does not reflect any front-end or contingent deferred sales charge.

[end footnote text]

[end of sidebar text]

26                              BOARD OF TRUSTEES
--------------------------------------------------------------------------------

[pillar graphic] The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RALPH F. VERNI
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management
Company

BRUCE R. BOND
Chairman of the Board, Chief Executive Officer and President,
PictureTel Corporation

STEVE A. GARBAN
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

MALCOLM T. HOPKINS
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

DEAN O. MORTON
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

SUSAN M. PHILLIPS
Dean, School of Business and Public
Management, George Washington
University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

TOBY ROSENBLATT
President, The Glen Ellen Company
Vice President, Founders Investments Ltd.

MICHAEL S. SCOTT MORTON
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                                      NOTES                                 27
--------------------------------------------------------------------------------

                           FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

[sidebar text]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[State Street Research logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
-----------
SEC File Number: 811-4558


[end of sidebar text]

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

TICKER SYMBOLS
----------------------------
Class A                SSATX
Class B(1) (proposed)  SSTPX
Class B                SSXBX
Class C                SSTDX
Class S                SSXCX
                                                       TE-965E-599
                                                       Control Number: (exp0500)

                                                    [STATE STREET RESEARCH Logo]
                                                    NEW YORK TAX-FREE FUND

                                             A municipal bond fund
                                             seeking tax-free income for
                                             New York State taxpayers.

                                             Prospectus
                                             May 1, 1999

[sidebar text]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end sidebar text]

                       [graphic of clock face]

                                    CONTENTS
--------------------------------------------------------------------------------

        1       THE FUND
        ----------------
        1       Goal and Strategies
        3       Principal Risks
        4       Volatility and Performance
        6       Investor Expenses
        8       Investment Management

        9       YOUR INVESTMENT
        -----------------------
        9       Opening an Account
        9       Choosing a Share Class
        10      Sales Charges
        13      Dealer Compensation
        14      Buying and Selling Shares
        18      Account Policies
        20      Distributions and Taxes
        21      Investor Services

        22      OTHER INFORMATION
        -------------------------
        22      Other Securities and Risks
        24      Financial Highlights
        26      Board of Trustees

        Back Cover For Additional Information

                                    THE FUND                              1
--------------------------------------------------------------------------------

[chess piece graphic]  GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 80% of net assets in securities whose interest income is free from certain taxes as described in the fund's goal, and that are investment grade at the time the fund buys them. These securities are typically bonds issued by the State of New York, its counties, cities, towns and public authorities. They may also be securities of issuers with special tax status, such as the Commonwealth of Puerto Rico. The fund may invest up to 20% of net assets in other securities, including junk bonds of similar issuers (that is, bonds that are in or below the Standard & Poor's BB or Moody's Ba major rating categories).

When bonds are rated by one or more independent rating agencies, the fund uses these ratings to determine bond quality. In cases where a bond is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a bond is unrated, the fund may assign it to a given category based on its own credit research. The fund may invest up to 25% of net assets in unrated bonds.

[sidebar text]

[magnifying glass graphic]  WHO MAY WANT TO
                            INVEST

State Street Research New York Tax-Free Fund is designed for New York State taxpayers seeking one or more of the following:

* high current income that is exempt from federal, New York State and City income taxes

*  a diversified portfolio of municipal securities

*  a fund to complement a portfolio of more aggressive investments

   The fund is not appropriate for investors who:

*  want an investment for a tax-advantaged account such as an IRA or 401(k)

*  do not pay personal income taxes in New York State

*  want to avoid even moderate volatility or potential losses

*  are seeking high growth or maximum income

*  are investing emergency reserve money

[end sidebar text]

2                              THE FUND continued
--------------------------------------------------------------------------------

In managing its portfolio, the fund focuses on security selection, using proprietary research to identify those individual bonds that offer higher yields or higher potential total return than others that appear to be of comparable credit quality. The fund may invest in securities of any maturity, and may invest in certain securities, such as municipal lease obligations and industrial revenue bonds, that may have different risks than ordinary municipal bonds.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 22.

[sidebar text]

[magnifying glass graphic]  MUNICIPAL BONDS
                            AND TAXES

The municipal bond category is defined as including securities issued by municipalities as well as states and various agencies and authorities.

Some of these bonds are backed by the issuer's authority to levy taxes and are considered an obligation of the issuer (hence the name "general obligation bonds"). Other bonds are issued to raise money for a particular project -- for example, a water system or a toll road -- and are backed by revenues earned by that project ("revenue bonds"). So-called industrial revenue bonds are typically issued by municipal issuers on behalf of private companies. Because revenue bonds are backed only by income from a certain source and may not be an obligation of the issuer itself, they may be less creditworthy than general obligation bonds -- a fact that is usually reflected in their ratings.

The federal government allows the interest from municipal bonds to be tax-exempt in order to make it easier for municipalities to finance public projects. Investors in municipal bonds thus play a role in helping to finance roads, hospitals and other public facilities.

[end sidebar text]

                                                                         3
                                                                         -----

[traffic sign graphic]  PRINCIPAL RISKS

Because the fund invests primarily in bonds and other fixed income securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

Bond prices in general tend to move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a rise in bond prices.)

Because most of the fund's securities are from the State of New York, the fund's performance may be affected by political and economic conditions at the state or local level. These may include state or city budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues. Actual or proposed changes in tax rates, regulations or federal programs could also affect your net return on investment.

New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.

The issuer of any bond, particularly a junk bond, could default on principal or interest payments, which would cause a loss for the fund. Lower-rated bonds also tend to be more sensitive to economic changes and may increase the volatility of the fund's share price.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the securities the fund buys.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

4                          VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------


[bar chart graphic]                                               Years ended December 31
                                        ----------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1989*   1990    1991    1992    1993    1994    1995    1996     1997   1998
--------------------------------------------------------------------------------------------------------------------
                                        1.72%   3.32%   13.88%  9.08%   13.19%  (6.04)% 15.11%  3.68%  9.22%  5.92%

[graphic of up arrow] BEST QUARTER: First Quarter 1995, up 5.64%
[graphic of down arrow] WORST QUARTER: First Quarter 1994, down 5.30% Return from 1/1/99 - 3/31/99 (not annualized): up 0.52%


                                                                                               As of December 31, 1998
                                                                                     -----------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                            1 Year    5 Years      Since Inception*
------------------------------------------------------------------------------------------------------------------------------
                                Class A (%)                                            1.16      4.38             6.57
                                Class B(1) (introduced January 1, 1999)                 --        --               --
                                Class B (%)                                            0.14      4.22             6.62
                                Class C (%)                                            4.01      4.53             6.62
                                Class S (%)                                            6.18      5.60             7.25
                                Lehman Brothers Municipal Bond Index (%)               6.48      6.22             8.22
                                Lipper New York Municipal Debt Funds Index (%)         5.79      5.26             7.34

[footnote text]

*Since inception (7/5/89)

[end of footnote text]

                                                                          5
                                                                          ----

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            VOLATILITY AND
                            PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

* YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

* AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The Lehman Brothers New York Municipal Bond Index is an unmanaged index of 8,000 fixed-rate investment-grade municipal bonds, all from issues larger than $50 million and with maturities greater than two years. The Lipper New York Municipal Debt Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper Index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Lehman Brothers Municipal Bond Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

The returns in both the chart and the table would have been lower if the distributor had not voluntarily reduced the fund's expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 6), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results.

[end of sidebar text]

6                              INVESTOR EXPENSES
--------------------------------------------------------------------------------

                                                                            Class descriptions begin on page 9
                                                          ----------------------------------------------------------------
SHAREHOLDER FEES (% of offering price)                    Class A       Class B(1)       Class B       Class C     Class S
--------------------------------------------------------------------------------------------------------------------------
        MAXIMUM FRONT-END SALES CHARGE (LOAD)              4.50            0.00            0.00         0.00        0.00

        MAXIMUM DEFERRED SALES CHARGE  (LOAD)              0.00(a)         5.00            5.00         1.00        0.00

ANNUAL FUND OPERATING EXPENSES (% of average net assets)  Class A       Class B(1)       Class B       Class C     Class S
--------------------------------------------------------------------------------------------------------------------------
        MANAGEMENT FEE                                     0.55            0.55            0.55         0.55        0.55

        DISTRIBUTION/SERVICE (12B-1) FEES                  0.25            1.00            1.00         1.00        0.00

        OTHER EXPENSES                                     0.45            0.45            0.45         0.45        0.45
                                                          -----           -----           -----        -----       -----

        TOTAL ANNUAL FUND OPERATING EXPENSES               1.25            2.00            2.00         2.00        1.00
                                                          =====           =====           =====        =====       =====


         * Because some of the fund's
           expenses have been subsidized,
           actual total operating
           expenses for the prior year
           were:                                            1.12             --             1.87         1.87        0.87
                                                           -----           -----           -----        -----       -----

          The fund expects the expense
          subsidy to continue through the
          current fiscal year, although
          there is no guarantee that it will.

Example             Year                                  Class A       Class B(1)       Class B       Class C     Class S
--------------------------------------------------------------------------------------------------------------------------
                    1                                     $572         $703/$203        $703/$203    $303/$203     $102
                    3                                     $829         $927/$627        $927/$627       $627       $318
                    5                                    $1,105      $1,278/$1,078    $1,278/$1,078    $1,078      $552
                    10                                   $1,893         $2,134           $2,134        $2,327     $1,225

[sidebar text]
[footnote text]

(a) Except for investments of $1 million or more; see page 10.

[end of footnote text]
[end of sidebar text]

                                                                          7
                                                                          ----

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

* SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

* ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

* The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

   Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

   Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[end of sidebar text]

8                              THE FUND continued
--------------------------------------------------------------------------------


[the thinker graphic]  INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $54 billion in assets under management (as of March 31, 1999), including $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.55% of fund assets, annually). The investment manager is a subsidiary of Metropolitan Life Insurance Company. Paul J. Clifford, Jr. has been responsible for the fund's day-to-day portfolio management since March 1993. A senior vice president, he joined the firm in 1989 and has worked as an investment professional since 1986.

                                 YOUR INVESTMENT                          9
--------------------------------------------------------------------------------

[key graphic]  OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[checklist graphic]  CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

10                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

CLASS A - FRONT LOAD

*  Initial sales charge of 4.5% or less

* Lower sales charges for larger investments; see sales charge schedule at right

* Lower annual expenses than Class B(1) or C shares because of lower distribution/service (12b-1) fee of 0.25%

CLASS B(1) - BACK LOAD

*  No initial sales charge

*  Deferred sales charge of 5% or less on shares you sell within six years;

*  Annual distribution/service (12b-1) fee of 1.00%

* Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B - BACK LOAD

*  Available only to current shareholders. See page 11 for details.

CLASS C - LEVEL LOAD

*  No initial sales charge

* Deferred sales charge of 1%, paid if you sell shares within one year of purchase

*  Lower deferred sales charge than Class B(1) shares

*  Annual distribution/service (12b-1) fee of 1.00%

* No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S - SPECIAL PROGRAMS

* Available only through certain advisory accounts of the investment manager and other special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

*  No sales charges of any kind

* No distribution/service (12b-1) fees; annual expenses are lower than other share classes

SALES CHARGES

CLASS A - FRONT LOAD

WHEN YOU INVEST             THIS % IS   WHICH EQUALS
THIS AMOUNT                 DEDUCTED    THIS % OF
                            FOR SALES   YOUR NET
                            CHARGES     INVESTMENT
----------------------------------------------------
Up to $100,000                4.50        4.71
$100,000 to $250,000          3.50        3.63
$250,000 to $500,000          2.50        2.56
$500,000 to $1 million        2.00        2.04
$1 million or more               see below

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% if you sell

                                                                          11
                                                                       -------

any shares within one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

CLASS B(1) - BACK LOAD

                              THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES          AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU        OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                   ED FROM YOUR PROCEEDS
------------------------------------------------------------
First year                    5.00
Second year                   4.00
Third year                    3.00
Fourth year                   3.00
Fifth year                    2.00
Sixth year                    1.00
Seventh or Eighth year        None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

CLASS B - BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

12                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

CLASS C - LEVEL LOAD

                              THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES          AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU        OF SALE, IF LOWER) IS DEDUCT-
BOUGHT THEM                   ED FROM YOUR PROCEEDS
------------------------------------------------------------
First year                              1.00
Second year or later                    None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies".

Class C shares currently have the same annual expenses as Class B(1) shares.

CLASS S - SPECIAL PROGRAMS

Class S shares have no sales charges or CDSC.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[sidebar text]

[magnifying glass graphic]  UNDERSTANDING
                            DISTRIBUTION/SERVICE
                            FEES

As noted in the descriptions on pages 9 to 12, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[end sidebar text]

                                                                      13
                                                                      ---------

[graphic of a check]  DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate, MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Maximum Dealer Compensation (%)      Class A    Class B(1)   Class B    Class C    Class S
------------------------------------------------------------------------------------------
Commission                             see below   4.00        4.00       1.00       0.00
Investments up to $100,000             4.00         --          --         --         --
$100,000 to $250,000                   3.00         --          --         --         --
$250,000 to $500,000                   2.00         --          --         --         --
$500,000 to $1 million                 1.75         --          --         --         --
First $1 to $3 million                 1.00(a)      --          --         --         --
Next $2 million                        0.75(a)      --          --         --         --
Next $2 million                        0.50(a)      --          --         --         --
Next $1 and above                      0.25(a)      --          --         --         --
Annual fee                             0.25        0.25        0.25       1.00       0.00

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research choose brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

[footnote text]

(a) If your broker declines this commission, the one-year CDSC on your investment is waived.

[end footnote text]

14                          BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[cash register graphic]  POLICIES FOR
                         BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

*  $1,000 for accounts that use the Investamatic program

*  $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

*  $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

                       INSTRUCTIONS FOR BUYING SHARES                        15
--------------------------------------------------------------------------------


                                       To Open an Account                             To Add to an Account
[graphic of briefcase] Through a       Consult your financial professional or your    Consult your financial professional or your
                       Professional    program materials.                             program materials.
                       or Program

By Mail                [graphic of     Make your check payable to "State Street       Fill out an investment slip or indicate the
                       mailbox]        Research Funds." Forward the check and your    fund name and account number on your check.
                                       application to State Street Research.          Make your check payable to "State Street
                                                                                      Research Funds." Forward the check and slip to
                                                                                      State Street Research.

[graphic of            By Federal      Call to obtain an account number and           Call State Street Research to obtain a control
Federal Building]      Funds Wire      forward your application to State Street       number. Instruct your bank to wire funds to:
                                       Research, then wire funds using the            * State Street Bank and Trust Company,
                                       instructions at right.                           Boston, MA
                                                                                      * ABA: 011000028
                                                                                      * BNF: fund name and share class you want to
                                                                                        buy
                                                                                      * AC: 99029761
                                                                                      * OBI: your name and your account number
                                                                                      * Control: the number given to you by State
                                                                                        Street Research

By Electronic          [graphic        Verify that your bank is a member of the       Call State Street Research to verify that the
Funds Transfer         of electric     ACH (Automated Clearing House) system.         necessary bank information is on file for your
(ACH)                  plug]           Forward your application to State Street       account. If it is, you may request a transfer
                                       Research. Please be sure to include the        with the same phone call. If not, please ask
                                       appropriate bank information. Call State       State Street Research to provide you with an
                                       Street Research to request a purchase.         EZ Trader application.

[graphic of            By Investamatic Forward your application, with all             Call State Street Research to verify that
calendar]                              appropriate sections completed, to State       Investamatic is in place on your account, or
                                       Street Research, along with a check for        to request a form to add it. Investments
                                       your initial investment payable to             are automatic once Investamatic is in place.
                                       "State Street Research Funds."

By Exchange            [graphic of     Call State Street Research or visit our        Call State Street Research or visit our
                       Exchange]       Web site.                                      Web site.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408                Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

16                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

[graphic of receipt]  POLICIES FOR
                      SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

*  you are selling more than $100,000 worth of shares

*  the name or address on the account has changed within the last 30 days

* you want the proceeds to go to a name or address not on the account registration

* you are transferring shares to an account with a different registration or share class

* you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

   corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                        INSTRUCTIONS FOR SELLING SHARES                       17
--------------------------------------------------------------------------------

                                       To Sell Some or All of Your Shares

[graphic of briefcase]  Through a      Consult your financial professional or your program materials.
                        Professional
                        or Program

By Mail         [graphic of mailbox]   Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[graphic of               By Federal   Check with State Street Research to make sure that a wire redemption privilege,
Federal Building]         Funds Wire   including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street
                                       Research. Proceeds will be wired to your pre-designated bank account.

By Electronic   [graphic of electric   Check with State Street Research to make sure that the EZ Trader feature,
Funds Transfer  plug]                  including a bank designation, is in place on your account. Once this is
(ACH)                                  established, you may place your request to sell shares with State Street
                                       Research. Proceeds will be sent to your pre-designated bank account.

[graphic of             By Telephone   As long as the transaction does not require a written request (see facing page),
telephone]                             you or your financial professional can sell shares by calling State Street
                                       Research. A check will be mailed to your address of record on the following business day.

By Exchange    [graphic of Exchange]   Read the prospectus for the fund into which you are exchanging. Call State Street
                                       Research or visit our Web site.

[graphic of            By Systematic   See plan information on page 21.
calendar]            Withdrawal Plan

By Check                 [graphic of   The checkwriting privilege is available for Class E shares only. If you have requested
                         check]        this privilege on your application, you may write checks for amounts from $500 to $100,000.


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408                Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------
[graphic of policies] ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account, and with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                         19
                                                                         -------

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair value estimates instead.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

* The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, sponsored arrangements and other similar programs

*  All orders to purchase shares are subject to acceptance by the fund

* At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

* The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

* To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

20                          YOUR INVESTMENT continued
--------------------------------------------------------------------------------

[begin sidebar text]

[magnifying glass graphic]  THE ALTERNATIVE
                            MINIMUM TAX

The Alternative Minimum Tax (AMT) is a federal tax that could affect you if you are a high-income individual who would pay comparatively little tax under the ordinary tax schedules -- for example, because you have significant deductions or certain types of tax-free income.

Interest from industrial revenue bonds and other so-called private activity bonds is generally subject to AMT; because of this, the fund does not invest more than 20% of its net assets in these securities. For corporations, all tax-exempt interest is considered in calculating AMT.

[end sidebar text]

[graphic of Uncle Sam]  DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December. To comply with tax regulations, the fund may be required to pay an additional capital gains distribution.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS As a general rule, the fund's income distributions are exempt from federal income tax for all investors (including corporations) as well as New York State or New York City personal income taxes. However, you may have federal or state tax liability to the extent that the fund earns income from non-tax-exempt securities or realizes net capital gains. In addition, even tax-exempt income may be subject to the federal alternative minimum tax (see sidebar) or certain state or local taxes, such as corporate franchise tax.

In general, any taxable income distributions and short-term capital gain distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how

                                                                         21
                                                                         ------

long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of federal, New York State and New York City tax-exempt income distributed to you during the previous year, as well as taxable ordinary income and capital gains.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences, especially for corporate investors. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[graphic of interlocked hands] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ-TRADER This service allows you to purchase shares or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

22                              OTHER INFORMATION
--------------------------------------------------------------------------------
[graphic of securities certificates]  OTHER SECURITIES
                                      AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

LIMITED OBLIGATION SECURITIES Certain municipal securities are not general obligations of their issuers, meaning that in the event of a default or termination the securities holders may have limited recourse. These securities may include:

* lease obligations and installment contracts: issued by government entities to obtain funds to lease or acquire equipment and other property

* project finance obligations: issued in connection with the financing of infrastructure projects, such as toll roads or housing projects

* industrial revenue bonds: issued in the name of a public authority to finance infrastructure used by a private entity (these are generally obligations of the private entity, not the issuer)

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. Depending on a derivative's issuer and structure, its income may be taxable or tax-exempt to shareholders. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

                                                                       23
                                                                       -------

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

ZERO (OR STEP) COUPONS A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high quality short-term debt securities. To the extent that the fund does this, it is not pursuing its goal.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

24                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                              Class A                              Class B
                                                 -----------------------------------------------------------------------------
                                                        Years ended December 31              Years ended December 31
PER SHARE DATA                                    1994    1995    1996    1997    1998    1994    1995    1996    1997    1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)            8.43    7.53    8.23    8.13    8.48    8.43    7.53    8.23    8.13    8.48
                                                 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net investment income ($)*                      0.40    0.40    0.38    0.39    0.39    0.34    0.34    0.32    0.33    0.32

  Net realized and unrealized gain (loss) on
  investments and futures contracts ($)          (0.90)   0.71   (0.09)   0.35    0.09   (0.90)   0.71   (0.09)   0.35    0.10
                                                 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

TOTAL FROM INVESTMENT OPERATIONS ($)             (0.50)   1.11    0.29    0.74    0.48   (0.56)   1.05    0.23    0.68    0.42
                                                 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  Dividends from net investment income ($)       (0.39)  (0.41)  (0.39)  (0.39)  (0.40)  (0.33)  (0.35)  (0.33)  (0.33)  (0.34)
  Distributions from capital gains ($)           (0.01)    --      --      --    (0.04)  (0.01)    --      --      --    (0.04)
                                                 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
TOTAL DISTRIBUTIONS ($)                          (0.40)  (0.41)  (0.39)  (0.39)  (0.44)  (0.34)  (0.35)  (0.33)  (0.33)  (0.38)
                                                 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
NET ASSET VALUE, END OF YEAR ($)                  7.53    8.23    8.13    8.48    8.52    7.53    8.23    8.13    8.48    8.52
                                                 =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
Total return (%)(a)                              (6.04)  15.11    3.68    9.22    5.92   (6.74)  14.26    2.91    8.41    5.14

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)          18,214  20,043  19,636  20,193  21,831  12,131  15,084  19,824  17,426  19,273

Expense ratio (%)*                                1.10    1.10    1.10    1.10    1.12    1.85    1.85    1.85    1.85    1.87

Ratio of net investment income to
average net assets (%)*                           5.07    5.07    4.76    4.88    4.55    4.34    4.32    4.01    4.12    3.81

Portfolio turnover rate (%)                      64.80  109.74   89.14   50.92   32.86   64.80  109.74   89.14   50.92   32.86

*Reflects voluntary reduction of expenses
 per share of these amounts ($)                   0.03    0.02    0.01    0.01    0.01    0.03    0.02    0.01    0.01    0.01

                                                                        25
                                                                        -------

                                                            Class C                                   Class S
                                               -----------------------------------------------------------------------------
                                                      Years ended December 31                 Years ended December 31
PER SHARE DATA                                  1994    1995    1996    1997    1998    1994    1995    1996    1997    1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          8.44    7.53    8.23    8.13    8.49    8.44    7.54    8.24    8.14    8.49
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net investment income ($)*                    0.34    0.35    0.32    0.34    0.32    0.42    0.42    0.40    0.43    0.41

  Net realized and unrealized gain (loss) on
  investments and futures contracts ($)        (0.91)   0.70   (0.09)   0.35    0.09   (0.90)   0.71   (0.09)   0.33    0.09
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
TOTAL FROM INVESTMENT OPERATIONS ($)           (0.57)   1.05    0.23    0.69    0.41   (0.48)   1.13    0.31    0.76    0.50
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
  Dividends from net investment income ($)     (0.33)  (0.35)  (0.33)  (0.33)  (0.34)  (0.41)  (0.43)  (0.41)  (0.41)  (0.42)
  Distributions from capital gains ($)         (0.01)    --      --      --    (0.04)  (0.01)    --      --      --    (0.04)
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
TOTAL DISTRIBUTIONS ($)                        (0.34)  (0.35)  (0.33)  (0.33)  (0.38)  (0.42)  (0.43)  (0.41)  (0.41)  (0.46)
                                               -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
NET ASSET VALUE, END OF YEAR ($)                7.53    8.23    8.13    8.49    8.52    7.54    8.24    8.14    8.49    8.53
                                               =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
Total return (%)(a)                            (6.86)  14.25    2.90    8.53    5.01   (5.79)  15.37    3.93    9.48    6.18

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)          774     651     622     805   1,122   40,750  38,757  34,050  31,759  29,505

Expense ratio (%)*                              1.85    1.85    1.85    1.85    1.87    0.85    0.85    0.85    0.85    0.87

Ratio of net investment income
to average net assets (%)*                      4.31    4.35    4.03    4.11    3.80    5.29    5.33    5.01    5.13    4.81

Portfolio turnover rate (%)                    64.80   109.74  89.14   50.92   32.86   64.80   109.74  89.14   50.92   32.86

*Reflects voluntary reduction of expenses
 per share of these amounts ($)                 0.03    0.02    0.01    0.01    0.01    0.03    0.02    0.01    0.01    0.01

[sidebar text]
[begin footnote text]

(a) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

[end footnote text]
[end sidebar text]

26                             BOARD OF TRUSTEES
--------------------------------------------------------------------------------

[pillar graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

RALPH F. VERNI
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management
Company

BRUCE R. BOND
Chairman of the Board, Chief Executive Officer and President,
PictureTel Corporation

STEVE A. GARBAN
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

MALCOLM T. HOPKINS
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

DEAN O. MORTON
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

SUSAN M. PHILLIPS
Dean, School of Business and Public
Management, George Washington
University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading
Commission

TOBY ROSENBLATT
President, The Glen Ellen Company
Vice President, Founders Investments Ltd.

MICHAEL S. SCOTT MORTON
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                                      NOTES                            27
--------------------------------------------------------------------------------

                           For Additional Information
--------------------------------------------------------------------------------

[sidebar text]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[State Street Research logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
SEC File Number: 811-4558

[end of sidebar text]

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.


TICKER SYMBOLS
--------------------------------------
Class A                       SNYAX
Class B(1) (proposed)         SNYPX
Class B                       SSYBX
Class C (proposed)            SSYDX
Class S                       SSNYX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                    NY-964E-0599
                                                       Control Number: (exp0500)

                      STATE STREET RESEARCH TAX-EXEMPT FUND

                                   a Series of

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

INVESTMENT OBJECTIVE......................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...........................2

TAX-EXEMPT OBLIGATIONS....................................................4

ADDITIONAL RISKS AND INFORMATION CONCERNING
    CERTAIN INVESTMENT TECHNIQUES.........................................6

DEBT INSTRUMENTS AND
    PERMITTED CASH INVESTMENTS...........................................16

THE TRUST, THE FUND AND ITS SHARES.......................................24

TRUSTEES AND OFFICERS....................................................26

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES..................31

PURCHASE AND REDEMPTION OF SHARES........................................32

SHAREHOLDER ACCOUNTS.....................................................40

NET ASSET VALUE..........................................................44

PORTFOLIO TRANSACTIONS...................................................45

CERTAIN TAX MATTERS......................................................49

DISTRIBUTION OF SHARES OF THE FUND.......................................52

CALCULATION OF PERFORMANCE DATA..........................................56

CUSTODIAN  ..............................................................62

INDEPENDENT ACCOUNTANTS..................................................62

FINANCIAL STATEMENTS.....................................................63

           The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Tax-Exempt Fund (the "Fund") dated May 1, 1999, which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

           The Fund's financial statements as of and for the fiscal year ended December 31, 1998, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available, without charge, upon request by calling 1-800-562-0032.

CONTROL NUMBER: TE-474F-0599                                    (exp0500)SSR-LD)

                              INVESTMENT OBJECTIVE

     As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Tax-Exempt Fund (the "Fund"), the Fund's investment goal, which is to seek a high level of interest income exempt from federal income taxes, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2)  not to issue senior securities;

     (3) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the

          Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

     (4)  not to purchase or sell real estate in fee simple;

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

     (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

     (7) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes as provided herein and in the Fund's Prospectus shall not be deemed arbitrage transactions);

     (8) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

     (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers conducting their principal activities in the same state (for purposes of this restriction securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government shall be excluded); and

     (10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed- upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase agreement.

     The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and this Statement of Additional Information;

     (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures and options on financial futures are not deemed to involve a pledge of assets);

     (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

     (5) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.

                             TAX-EXEMPT OBLIGATIONS

     As used in the Fund's Prospectus and this Statement of Additional Information, the term "tax-exempt" refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt obligations include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

     The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

     General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

     Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

     Municipal lease obligations, that is, lease obligations or installment purchase contract obligations supported by lease payments made by a municipality, may be issued by state and government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily based by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

     Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.

     Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The ratings of Moody's Investor's Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions and are not absolute standards of quality. Tax- exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

     Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds in the same manner.

                   ADDITIONAL RISKS AND INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

     The Fund may buy and sell certain types of derivatives such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit (i) from an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

     Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Other Derivative Securities

           The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

Swap Arrangements

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested to (a) not more than 5% in any one issuer; (b) not more than 5% in issuers with less than three years continuous operations; and (c) not more than 25% in issuers conducting their principal activities in the same state.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Securities Lending

           The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

     The Fund intends that short-term securities acquired for temporary defensive purposes will be tax-exempt. However, if suitable short-term tax-exempt securities are not available or if such securities are available only on a when-issued basis, the Fund may invest up to 50% of its total assets in short-term securities the interest on which is not exempt from federal income taxes.


Computer-Related Risks

     Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

     The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to the problem. The Fund does not currently anticipate that the problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances, however, including the possibility that the problem could negatively affect the investment markets or the economy generally.

Other Investment Companies

     The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies which invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

     Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to reduce volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

     Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S.

government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten the duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise writing an out-of-the-money put option and receiving premium income with the expectation the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed- ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

     Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities ("Junk Bonds")

     Lower rated convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information.

Zero and Step Coupon Securities

     Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Commercial Paper Ratings

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Investment Manager.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     Unrated and Split-Rated Securities. The Fund may invest up to 25% of its total assets in unrated securities considered by the Investment Manager to be of equivalent investment quality to comparable rated securities in which the Fund may invest. Many issuers of tax-exempt securities choose not to have their obligations rated. Although unrated securities usually provide a higher yield than rated securities, they may also involve a greater degree of risk. Medium and lower rated or unratec tax-exempt bonds are frequently traded in markets in which liquidity may be limited. This factor might limit the ability to sell such securities at the fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will purchase unrated securities only when the Investment Manager believes that the issuers of such securities are in financial circumstances similar to the financial circumstances of issuers of securities rated within the BB or Ba categories or above and the securities themselves are otherwise similar in quality to those rated within the BB or Ba categories or above.

     The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis.

Description of Municipal Debt Ratings.

Standard & Poor's Corporation

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions it is not likely to have the capacity to pay interest and repay principal. The CC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

     SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

     SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                       THE TRUST, THE FUND AND ITS SHARES

     The Fund was organized in 1985 as a separate series of State Street Research Tax-Exempt Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different policies from those of another series. The Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. The Trustees have authorized shares of the Fund to be issued in five classes: Class A, Class B(1), Class B, Class C and Class S shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on personal liability of any shareholder, or repeals the prohibition of assessment upon shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.


     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     +Bruce R. Bond, 100 Minuteman Road, Andover, MA 01810, serves as Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation. During the past five years, Mr. Bond has also served as Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Tele-communications PLC.

     *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 36. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 61. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 48. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research Investment Services, Inc.

------------------

* or +, see footnotes on page 28.

           *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 67. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is 55. Her principal occupation is currently Dean and Professor of Finance and Administration, School of Business and Public Management, The George Washington University. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

     *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director and Chief Investment Officer-Fixed Income of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.


------------------

* or +, see footnotes on page 28.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 56. His principal occupation is currently, and for the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (until February, 1996, prior positions as President and Chief Executive Officer of that company).

----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of January 31, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the Fund's outstanding Class A shares and none of the Fund's outstanding Class B(1), B, C and S shares.

      Record ownership of shares of the Fund as of January 31, 1999 was as follows:

                                                                   % of
Class                  Holder                                      Class
-----                  ------                                      -----

B(1)         Metropolitan Life                                     47.3
             M.E. Bonds                                             7.1
             E.A. Bonds                                             7.1
             G.E. and K.E. Cummings, Jt. Ten.                       6.2

B            Merrill Lynch                                          7.6

C            Merrill Lynch                                         75.2

S            Turtle & Co.                                          34.5

------------------

The full names and addresses of the above institutions are:

Merrill Lynch, Pierce, Fenner & Smith, Inc.
4800 Deerlake Drive E.
Jacksonville, FL 32246

Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010(a)

Turtle & Co.
M.E. Bonds
E.A. Bonds
G.E. and K.E. Cummings, Jt. Ten.
c/o State Street Research Service Center
    One Financial Center
    Boston, MA 02111

(a) Metropolitan was the record owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     The Trustees were compensated as follows:

                                             Total Compensation            Total Compensation From
                              Aggregate    From All State Street      All State Street Research Funds
          Name of           Compensation       Research Funds        and Metropolitan Series Fund, Inc.
          Trustee           From Fund(a)    Paid to Trustees (b)             Paid to Trustees(c)
          -------           ------------   ---------------------     ----------------------------------
   Bruce R. Bond*               $    0             $     0                      $      0
   Steve A. Garban              $4,500             $81,300                      $110,300
   Malcolm T. Hopkins           $4,000             $69,700                      $ 97,200
   Dean O. Morton               $4,600             $84,700                      $110,700
   Susan M. Phillips            $1,235             $12,145                      $ 12,145
   Toby Rosenblatt              $4,000             $72,600                      $ 72,600
   Michael S. Scott Morton      $4,800             $89,500                      $115,500
   Ralph F. Verni               $    0             $     0                      $      0

----------------

* Elected Trustee on April 6, 1999 and therefore did not earn any fees for the fiscal year ended December 31, 1998.

(a)  For the Fund's fiscal year ended December 31, 1998.

(b) Includes compensation on behalf of 11 investment companies for which the Investment Manager serves as sole investment adviser. "Total Compensation from All State Street Research Funds Paid to Trustees" is for the 12 months ended December 31, 1998. The Trust does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure indicated in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. "Total Compensation from All State Street Research Funds and Metropolitan Series Fund, Inc. and Paid to Trustees" is for the 12 months ended December 31, 1998.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

     Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1998, $1,527,580; 1997, $1,510,208; and 1996, $1,665,478.

           The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers five classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. Class B shares are available only to current shareholders through dividend reinvestment or through exchanges from existing Class B accounts of State Street Research Funds. Class A, Class B(1), Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1) and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                        Class A                 Class B(1)              Class B                 Class C                 Class S
                        -------                 ----------              -------                 -------                 -------
Sales Charges Paid      Initial sales charge    Contingent deferred     Contingent deferred     Contingent deferred     None
by Investor to          at time of              sales charge of 5%      sales charge of 5%      sales charge of 1%
Distributor             investment of up to     to 1% applies to        to 2% applies to        applies to any
                        4.50% depending         any shares              any shares              shares redeemed
                        on amount of            redeemed within         redeemed within         within one year
                        investment              first six years         first five years        following their
                                                following their         following their         purchase
                                                purchase; no            purchase; no
                                                contingent deferred     contingent deferred
                                                sales charge after      sales charge after
                                                six years               five years

                        On investments of
                        $1 million or
                        more, no initial
                        sales charge; but
                        contingent
                        deferred sales
                        charge of 1%
                        applies to any
                        shares redeemed
                        within one year
                        following their
                        purchase
------------------------------------------------------------------------------------------------------------------------------------

Initial Commission      Above described         4%                      4%                      1%                      None
Paid by                 initial sales charge
Distributor to          less 0.25% to
Financial               0.75% retained by
Professional            distributor

                        On investments of
                        $1 million or more,
                        0.25% to 1% paid
                        to dealer by
                        Distributor
------------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 Service
Fee
     Paid by Fund       0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     to Distributor

     Paid by            0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     Distributor to                             commencing after        commencing after        commencing after
     Financial                                  one year following      one year following      one year following
     Professional                               purchase                purchase                purchase
------------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1
Distribution Fee
     Paid by Fund       None                    0.75% for first         0.75% for first         0.75% each year         None
     to Distributor                             eight years; Class      eight years; Class B
                                                B(1) shares convert     shares convert
                                                automatically to        automatically to
                                                Class A shares after    Class A shares after
                                                eight years             eight years

     Paid by            None                    None                    None                    0.75% each year         None
     Distributor to                                                                             commencing after
     Financial                                                                                  one year following
     Professional                                                                               purchase
------------------------------------------------------------------------------------------------------------------------------------

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for

Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) shares and receive in lieu thereof a an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans

(e.g., age 70-1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in class B(1) Shares and subsequently invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum of $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or
(b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

           The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds subject to any applicable initial holding period on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Exchanges into the Fund are available only to investors who meet the Fund's minimum investment and eligibility standards. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into

Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. The following telephone privileges are available:

     o Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional

          o Shareholders automatically receive this privilege unless declined.

          o This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

     o    Telephone Redemption Privilege for Shareholder

          o Shareholders automatically receive this privilege unless declined.

          o This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

     o Telephone Redemption Privilege for Shareholder's Financial Professional (This privilege is not automatic; a shareholder must specifically elect it)

          o This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

     A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, even during periods of extraordinary market conditions, that a shareholder will have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD"), NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

           The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997 and 1998 were 60.48% and 36.22%, respectively. The Investment Manager believes that the portfolio turnover rate was significantly lower in 1998 than for the previous fiscal year because municipal yield volatility was low in 1998, creating fewer trading opportunities to improve the existing structure of the portfolios.

Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also including software providing investment personnel with efficient access tocurrent and historical data from a variety of internal and external sources); portfolio evaluation services and data relating to the relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department which uses this information as a consideration to the extent described above in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business.

These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934. During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions in secondary trading.

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where Investment Manager is requested to use particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have been designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

     The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security (other than a tax-exempt obligation purchased before May 1, 1993) issued after July 18, 1984, or issued on or before July 18, 1984 if purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or with respect to debt securities that are not tax-exempt, to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Taxation of Shareholders

     Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

     To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt- interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

     Interest on "private activity" bonds issued after August 7, 1986 generally is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                       DISTRIBUTION OF SHARES OF THE FUND

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1998, 1997 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $540,127, $417,021 and $575,326 respectively.

     For the same periods, the Distributor retained respectively after reallowance of concessions to dealers: $68,263; $58,730; and $70,079. The Distributor may pay its affiliate, MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets", among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B, and Class C shares as follows:

                       Fiscal Year                          Fiscal Year                          Fiscal Year
                 Ended December 31, 1998              Ended December 31, 1997              Ended December 31, 1996
                 -----------------------              -----------------------              -----------------------

             Contingent         Commissions        Contingent          Commissions      Contingent         Commissions
              Deferred            Paid to           Deferred             Paid to         Deferred            Paid to
            Sales Charges         Dealers         Sales Charges          Dealers       Sales Charges         Dealers

Class A     $          0       $     471,864      $           0      $     358,291    $           0      $       505,247
Class B     $     89,197       $     446,006      $     163,953      $     250,218    $     183,514      $       371,322
Class C     $      1,045       $       6,941      $       5,380      $       6,959    $       2,346      $         6,882

           The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "General Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and
(3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expensesassociated with the provision of personal service by the Distributor directly to investors. In addition, the General Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     The expenditures to be made pursuant to the General Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

     The Fund also has adopted a "Rule 12b-1 Plan for Distribution of Shares" (the "Share Distribution Plan") under which the Fund shall pay the Distributor
(a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by the Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Share Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and

0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees. Payments to the Distributor or to dealers funded under either the General Distribution Plan or the Share Distribution Plan may be discontinued at any time.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended December 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class A         Class B       Class C
                                             --------        --------       -------
Advertising                                  $    418        $      0      $   586

Printing and mailing of prospectuses               62               0           88
to other than current shareholders

Compensation to dealers                       513.596                       27.510

Compensation to sales personnel                   969         579,441        1,490

Interest                                            0               0            0

Carrying or other financing charges                 0               0            0

Other expenses:  marketing;
         general                                  898               0        1,350
                                             --------        --------   ----------

Total Fees                                   $515,943        $579,441      $31,024
                                             ========        ========      =======

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Master Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index or the Bond Buyer Revenue Bond Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc.,

Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper General Municipal Debt Funds Average.

     The average annual total return ("standard total return") and yield of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 7, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

           The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                      Ten Years                Five Years               One Year
                        Ended                     Ended                   Ended
Fund              December 31, 1998         December 31, 1998       December 31, 1998
----              -----------------         -----------------       -----------------
Class A                 6.95%                      4.45%                   1.03%
Class B                 7.00%                      4.30%                   0.01%
Class C                 7.00%                      4.64%                   4.14%
Class S                 7.57%                      5.69%                   6.07%

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)(n) = ERV

Where:     P    =   a hypothetical initial payment of $1,000

           T    =   average annual total return

           n    =   number of years

           ERV  =   ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

     The annualized yield of each class of shares of the Fund based on the month of December 1998 was as follows:

                Class A                        4.21%
                Class B                        3.65%
                Class C                        3.58%
                Class S                        4.66%

     Yield for the Fund's Class A, Class B(1), Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                           YIELD = 2[(a-b + 1)(6) - 1
                                      ---
                                      cd

Where:   a   =   dividends and interest earned during the period

         b   =   expenses accrued for the period (net of voluntary expense
                 reductions by the Investment Manager)

         c   =   the average daily number of shares outstanding during the
                 period that were entitled to receive dividends

         d   =   the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

     All accrued expenses and recurring charges are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

     The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1998, assuming a federal income tax rate of 28% was as follows:

             Class A                        5.85%
             Class B                        5.07%
             Class C                        4.97%
             Class S                        6.47%

     The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the federal income tax rate of 28% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 28% is 72%, that is [1.00 - .28 = .72].

Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

     The Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1998, without taking sales charges into account, were as follows:

         Class A                        3.36%
         Class B                        3.09%
         Class C                        3.09%
         Class S                        3.50%

Distribution Rates

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     The distribution rate of each class of the Fund, based on the month of December 1998 was as follows:

          Class A                        4.43%
          Class B                        3.87%
          Class C                        3.87%
          Class S                        4.91%

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     Each of the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets included in the Fund's Annual Report to shareholders as of and for the fiscal year ended December 31, 1998, including any notes thereto and Report of Independent Accountants is hereby incorporated by reference from the Fund's Annual Report, filed with the Securities and Exchange Commission (EDGAR accession number 0000950146-99-000355). Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center at (800) 562-0032.

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner.



DOCSC\359877.11

                  STATE STREET RESEARCH NEW YORK TAX-FREE FUND

                                   a Series of

                     STATE STREET RESEARCH TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE...........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

NEW YORK MUNICIPAL OBLIGATIONS.................................................5

ADDITIONAL RISKS AND INFORMATION CONCERNING
           CERTAIN INVESTMENT TECHNIQUES......................................21

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...............................31

THE TRUST, THE FUND AND ITS SHARES............................................39

TRUSTEES AND OFFICERS.........................................................41

MANAGEMENT OF THE FUND AND INVESTMENT
           ADVISORY SERVICES..................................................46

PURCHASE AND REDEMPTION OF SHARES.............................................47

SHAREHOLDER ACCOUNTS..........................................................55

NET ASSET VALUE...............................................................59

PORTFOLIO TRANSACTIONS........................................................60

CERTAIN TAX MATTERS...........................................................64

DISTRIBUTION OF SHARES OF THE FUND............................................67

CALCULATION OF PERFORMANCE DATA...............................................71

CUSTODIAN  ...................................................................76

INDEPENDENT ACCOUNTANTS.......................................................77

FINANCIAL STATEMENTS..........................................................77

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research New York Tax-Free Fund (the "Fund") dated May 1, 1999, which may be obtained without charge from the offices of State Street Research Tax-Exempt Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

     The Fund's financial statements as of and for the fiscal year ended December 31, 1998, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available, without charge, upon request by calling 1-800-562-0032.


CONTROL NUMBER: NYTF-475F-0599                                   (exp0500)SSR-LD

                              INVESTMENT OBJECTIVE

     As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research New York Tax-Free Fund (the "Fund"), the Fund's investment goal, which is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "The Fund--Principal Risks" and "Other Information-Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2)  not to issue senior securities;

     (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

     (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

     (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

     (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

     (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

     (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded; (e) industrial development revenue bonds which are based, directly or indirectly, on the credit of private issuers will be classified according to the industry of the issuer, and (f) New York State and other jurisdictions and each of their separate political subdivisions, agencies, authorities or instrumentalities are treated as separate issuers and are not regarded as members of any industry];

     (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value); and

     (11) not to invest in a security if the transaction would result in more than 25% of the Fund's total assets being invested in industrial revenue bonds which are based directly or indirectly on the credit of private issuers in any one industry, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or backed by the U.S. Government or to repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations.

     The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) not to engage in transactions in options, except in connection with options on securities and securities indices and options on futures on securities and securities indices;

     (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

     (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

     (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

     (6) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                         NEW YORK MUNICIPAL OBLIGATIONS

     As used in the Prospectus and this Statement of Additional Information, the term "New York Municipal Obligations" refers to debt obligations, including bonds and notes, issued by the State of New York and its political subdivisions, the interest on which was at the time of issuance, in the opinion of bond counsel, excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. Like other tax-exempt bonds, New York Municipal Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools, and water and sewer works. Other public purposes for which New York Municipal Obligations, like other tax-exempt bonds, may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development revenue bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term New York Municipal Obligations if the interest paid thereon is, in the opinion of bond counsel at the time of issuance, excluded from gross income for federal income tax purposes and exempt from New York State and City personal income taxes. Other industrial development bonds used to fund the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities may also be New York Municipal Obligations, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development revenue bonds or for "related persons" of substantial users.

     The two principal classifications for tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development revenue bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

     Municipal lease obligations, that is, lease obligations or installment purchase contract obligations supported by lease payments made by a municipality, may be issued by state and government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment, buildings and other capital assets. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily based by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing instrument and the market for such obligations is still developing.

     Depending on the development of such markets, such municipal lease obligations may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes;
(2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor. Municipal lease obligations initially deemed to be liquid could later become illiquid.

     Prices and yields on New York Municipal Obligations and other tax-exempt obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The Fund may invest in New York Municipal Obligations which have fixed interest rates or variable or floating interest rates, including short-term obligations which have daily adjustable rates. Variable or floating rates may be adjusted in relation to market rates for other instruments, prime rates, indices or similar indicators. Certain of these adjustable obligations may carry a demand feature that permits the Fund to receive the par value of the security upon demand prior to maturity. These obligations may also be subject to prepayment without penalty at the option of the issuer.

     The ratings of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent their opinions and are not absolute standards of quality. Tax-exempt obligations with the same maturity, interest rate and rating may have different yields while on the other hand tax-exempt obligations with the same maturity and interest rate but with different ratings may have the same yield.

     Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds or notes in the same manner.

     From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions, and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of New York Municipal Obligations for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Special Considerations Relating to New York Municipal Obligations

     The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.

     Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's and Moody's in recent years, the most recent actions of Standard & Poor's and Moody's have been to place the debt obligations of New York State and New York City on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

     Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     The State economic forecast has been raised slightly from the enacted budget forecast. Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although the growth rates of personal income and wages are expected to be lower than those in 1997. The growth of personal income is projected to decline from 5.7 percent in 1997 to 4.8 percent in 1998 and 4.2 percent in 1999, in part because growth in bonus payments is expected to slow down, a distinct shift from the torrid rate of the last few years. Overall employment growth is expected to be 1.9 percent in 1998, the strongest in a decade, but will drop to 1.0 percent in 1999, reflecting the slowing growth in the national economy, continued restraint in governmental spending, and restructuring in the health care, social service, and banking sectors.

     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The School Tax Relief Program ("STAR") program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the STAR, expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $64 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

     On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in 1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

     The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget (the "Plan"), was released on July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     As a part of the Plan, changes were proposed to the State's borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (8) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a

Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1998-99 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

     On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned on A3 rating to the City's general obligations and stated that its outlook was stable.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial

Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last eighteen fiscal years and is projected to achieve balanced operating results for the 1999 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities were scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Year 2000 Compliance. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

     The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

Certain Limitations Relating to New York Municipal Obligations

     The Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial development revenue bonds. The Fund may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. This may make the Fund more susceptible to economic, political or regulatory occurrences affecting a particular industry or sector and increase the potential for fluctuation of net asset value. Investments in industrial development revenue bonds which may result in federal alternative minimum taxes will under present policy be limited to 20% of the Fund's net assets.

                   ADDITIONAL RISKS AND INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

Derivatives

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit (i) from an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

     The Fund may invest in tax-exempt derivative products such as stripped tax-exempt bonds, synthetic floating rate tax-exempt bonds, tax-exempt asset backed securities including interests in trusts holding tax-exempt lease receivables, and may enter into various interest rate transactions such as swaps, caps, floors or collars as described below. Many of these derivative products are new and are still being developed. Some of these products may generate taxable income or income which is believed to be non-taxable which may later be determined to be taxable. In making investments in any tax-exempt derivative, the Fund will take into consideration the impact on the Fund of the potential taxable nature of any income or gains, the effect of such taxable income or gains on the taxable and non-taxable status of dividends and distributions by the Fund to its shareholders, and the speculative nature of the products given their development nature. Other risks which may arise with tax-exempt derivative products include possible illiquidity because the market for such instruments is still developing. The Fund will attempt to invest in products which appear to have reasonable liquidity and to reduce the risks of nonperformance by counterparties by dealing only with established and reputable institutions.

     Futures Contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swap Arrangements

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when- issued transactions and are similarly treated by the Fund.

Restricted Securities

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Securities Lending

     The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term New York Municipal Obligations, short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

     The Fund intends that short-term securities acquired for temporary purposes will be exempt from federal income taxes and New York State and New York City personal income taxes. However, if suitable short-term securities are not available or if securities are available only on a when-issued basis or in the event of an emergency, the Fund may invest up to 100% of its total assets in short-term securities which may not be exempt from taxes.

Industry Classifications

           In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed- ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                       Electric Equipment             Oil Refining & Marketing
Airline                         Electronic Components          Oil Service
Asset-backed--Mortgages         Electronic Equipment           Paper Products
Asset-backed--Credit Card       Entertainment                  Personal Care
 Receivables                    Financial Service              Photography
Automotive                      Food & Beverage                Plastics
Automotive Parts                Forest Products                Printing & Publishing
Bank                            Gaming & Lodging               Railroad
Building                        Gas                            Real Estate & Building
Business Service                Gas Transmission               Recreation
Cable                           Grocery                        Retail Trade
Capital Goods & Equipment       Healthcare & Hospital          Savings & Loan
Chemical                         Management                    Shipping & Transportation
Computer Software & Service     Hospital Supply                Technology & Communications
Conglomerate                    Hotel & Restaurant             Telephone
Consumer Goods & Services       Insurance                      Textile & Apparel
Container                       Machinery                      Tobacco
Cosmetics                       Media                          Truckers
Diversified                     Metal & Mining                 Trust Certificates -
Drug                            Office Equipment                 Government Related Lending
Electric                        Oil Production

Computer-Related Risks

     Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own system or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

     The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to the problem. The Fund does not currently anticipate that the problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances, however, including the possibility that the problem could negatively affect the investment markets or the economy generally.

Other Investment Companies

     The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, a Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies which invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

     Managing Volatility. In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

     Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     Bank Money Investments Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities ("Junk Bonds")

           Lower rated convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information.

     Zero and Step Coupon Securities

     Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

     Commercial Paper Ratings

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Investment Manager.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     Unrated and Split-Rated Securities. The Fund may invest up to 25% of its total assets in unrated securities considered by the Investment Manager to be of equivalent investment quality to comparable rated securities in which the Fund may invest. Many issuers of tax-exempt securities choose not to have their obligations rated. Although unrated securities usually provide a higher yield than rated securities, they may also involve a greater degree of risk. Medium and lower rated or unrated tax-exempt bonds are frequently traded in markets in which liquidity may be limited. This factor might limit the ability to sell such securities at the fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The Fund will purchase unrated securities only when the Investment Manager believes that the issuers of such securities are in financial circumstances similar to the financial circumstances of issuers of securities rated within the BB or Ba categories or above and the securities themselves are otherwise similar in quality to those rated within the BB or Ba categories or above.

     The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of the one rating or on the basis of a higher rating derived from its own analysis.

Description of Municipal Debt Ratings.

Standard & Poor's Corporation

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal, BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

     SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

     SP-3: Notes rated SP-3 have a speculative capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                       THE TRUST, THE FUND AND ITS SHARES

     The Fund was organized in 1989 as a separate series of State Street Research Tax-Exempt Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and has different policies from those of another series. The Trust is currently comprised of the following series: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. The Trustees have authorized shares of the Fund to be issued in five classes: Class A, Class B, Class B(1), Class C and Class S shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B, Class B(1) and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees provided, however, that the Master Trust Agreement may not be amended if amendment (a) repeals the limitation on personal liability of any shreholder, or repeals the prohibition of assessment upon shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     +Bruce R. Bond, 100 Minuteman Road, Andover, MA 01810, serves as Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation. During the past five years, Mr. Bond has also served as Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Tele-communications PLC.

     *Paul J. Clifford, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 36. His principal occupation is Vice President of State Street Research & Management Company. During the past five years, he has also served as a securities analyst for State Street Research & Management Company.


----------------
* or +, see footnotes on page 42

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 61. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 58. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 48. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research Investment Services, Inc.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 67. He is retired, and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.
-------------------
* or +, see footnotes on page 42

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is 55. Her principal occupation is currently Dean and Professor of Finance and Administration School of Business and Public Management, The George Washington University. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

     *Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President, Director and Chief Investment Officer--Fixed Income of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 56. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February, 1996, prior positions as President and Chief Executive Officer of that company)

-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax- Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of January 31, 1999, the Trustees and principal officers of the Trust as a group owned none of the Fund's outstanding shares.

     Record ownership of shares of the Fund as of January 31, 1999 was as follows:

                                             % of
Class            Holder                      Class
-----            ------                      -----

   B(1)  Metropolitan Life(a)                76.8
         E.T. and R.M. Sparano, Jt. Ten.(b)  17.0

   B     Merrill Lynch(c)

   C     State Street Research(d)            44.8
         Merrill Lynch                       42.6
         M.M. Rousseau(b)                     7.1

The full name and address of the above institutions are:


(a)        Metropolitan Life Insurance Company(a)
           One Madison Avenue
           New York, NY  10010

(b)        E.T. and R.M. Sparano, Jt. Ten.
           M.M. Rousseau
           c/o State Street Research Service Center
           One Financial Center
           Boston, MA 02111

(c)        Merrill Lynch, Pierce, Fenner & Smith, Inc.(b)
           4800 Deerlake Drive E.
           Jacksonville, FL  32246

(d)        State Street Research & Management Company
           One Financial Center
           Boston, MA 02111

-------------------

(a) Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

     The Trustees were compensated as follows:


                                            Total Compensation        Total Compensation From All
                            Aggregate     From All State Street       State Street Research Funds
        Name of           Compensation        Research Funds       and Metropolitan Series Fund, Inc.
        Trustee           From Fund(a)     Paid to Trustees(b)            Paid to Trustees (c)
      ----------         --------------   ---------------------    ----------------------------------
Bruce R. Bond*              $    0                $     0                     $      0
Steve A. Garban             $2,400                $81,300                     $110,300
Malcolm T. Hopkins          $1,900                $69,700                     $ 97,200
Dean O. Morton              $2,500                $84,700                     $110,700
Susan M. Phillips           $  600                $12,145                     $ 12,145
Toby Rosenblatt             $2,100                $72,600                     $ 72,600
Michael S. Scott Morton     $2,700                $89,500                     $115,500
Ralph F. Verni              $    0                $     0                     $      0

-------------------

(a) For the Fund's fiscal year ended December 31, 1998. Includes compensation received from multiple series of the Trust.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. "Total Compensation from All State Street Research Funds Paid to Trustees" is for the 12 months ended December 31, 1998. The Trust does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc. The figure indicated in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by State Street Research & Management Company. "Total Compensation from All State Street Research Funds and Metropolitan Series Fund, Inc. and Paid to Trustees" is for the 12 months ended December 31, 1998

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

     Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees. State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1998, $386,106; 1997, $382,777; and 1996, $391,693.

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1998, $94,339; 1997, $113,047; and 1996, $120,150.

     The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers five classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. Class B shares are available only to current shareholders through dividend reinvestment or through exchanges from existing Class B accounts of State Street Research Funds. Class A, Class B(1), Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1) and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

           As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                        Class A                 Class B(1)              Class B                 Class C                 Class S
                        -------                 ----------              -------                 -------                 -------

Sales Charges Paid      Initial sales charge at Contingent deferred     Contingent deferred     Contingent deferred     None
by Investor to          time of investment of   sales charge of 5% to   sales charge of 5% to   sales charge of 1%
Distributor             up to 4.50%             1% applies to any       2% applies to any       applies to any shares
                        depending on amount     shares redeemed         shares redeemed         redeemed within one
                        of investment           within first six years  within first five years year following their
                                                following their         following their         purchase
                                                purchase; no            purchase; no
                                                contingent deferred     contingent deferred
                                                sales charge after six  sales charge after
                                                years                   five years

                        On investments of
                        $1 million or more,
                        no initial sales
                        charge; but
                        contingent deferred
                        sales charge of 1%
                        applies to any
                        shares redeemed
                        within one year
                        following their
                        purchase

Initial Commission      Above described         4%                      4%                      1%                      None
Paid by Distributor     initial sales charge
to Financial            less 0.25% to 0.75%
Professional            retained by
                        distributor

                        On investments of $1
                        million or more,
                        0.25% to 1% paid to
                        dealer by Distributor

Rule 12b-1 Service
Fee

     Paid by Fund       0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     to Distributor

     Paid by            0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     Distributor to                             commencing after        commencing after        commencing after
     Financial                                  one year following      one year following      one year following
     Professional                               purchase                purchase                purchase

Rule 12b-1
Distribution Fee

     Paid by Fund       None                    0.75% for first eight   0.75% for first eight   0.75% each year         None
     to Distributor                             years; Class B(1)       years; Class B shares
                                                shares convert          convert automatically
                                                automatically to        to Class A shares
                                                Class A shares after    after eight years
                                                eight years

     Paid by            None                    None                    None                    0.75% each year         None
     Distributor to                                                                             commencing after
     Financial                                                                                  one year following
     Professional                                                                               purchase

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B(1) shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) shares and receive in lieu thereof annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest Class B(1) shares and subsequently invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1) Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds subject to any applicable initial holding period on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Exchanges into the Fund are available only to investors who meet the Funds minimum investment and eligibility standards. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1) Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999 are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce,

Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1),Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. The following telephone privileges are available:

     o Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional
          o Shareholders automatically receive this privilege unless declined.
          o This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

     o    Telephone Redemption Privilege for Shareholder
          o Shareholders automatically receive this privilege unless declined.
          o This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

     o Telephone Redemption Privilege for Shareholder's Financial Professional (This privilege is not automatic; a shareholder must specifically elect it)
          o This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

     A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, even during periods of extraordinary market conditions, that a shareholder will have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended December 31, 1997 and 1998 were as follows: 50.92% and 32.86%. The Investment Manager believes that the portfolio turnover rate was significantly lower in 1998 than for the previous fiscal year because municipal yield volatility was low in 1998, creating fewer trading opportunities to improve the existing structure of the portfolio.

Brokerage Allocation

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); portfolio evaluation services and data relating to the relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. During the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions in secondary trading.

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have been designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

     When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

     The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

           Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.

Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of the unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Taxation of The Fund's Shareholders

     Distributions generally are taxable to shareholders at the time made unless tax-exempt. However, any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year. It is expected that none of the Fund's distributions will qualify for the corporate dividends-received deduction.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder, to the extent that it is derived from other than tax-exempt interest, as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

     To the extent that the Fund's dividends are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. "Exempt- interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half of their Social Security benefit. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. Neither the Investment Manager's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

     Interest on "private activity" bonds issued after August 7, 1986 is subject to the federal alternative minimum tax, although the interest continues to be excludable from gross income for other purposes. The alternative minimum tax, or AMT, is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions. Interest from private activity bonds is a "tax preference" item that is added into income from other sources for the purpose of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Corporate investors should note that for purposes of the corporate AMT there is an upward adjustment equal to 75% of the amount by which adjusted current earnings exceeds alternative minimum taxable income. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.

                       DISTRIBUTION OF SHARES OF THE FUND

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1998, 1997 and 1996, total sales charges Class A shares paid to the Distributor amounted to $133,062, $120,364, and $140,433 respectively.

     For the same periods, the Distributor retained respectively after reallowance of concessions to dealers: $15,690; $14,177; and $17,248. The Distributor may pay its affiliate, MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                         Fiscal Year Ended                        Fiscal Year Ended                        Fiscal Year Ended
                         December 31, 1998                        December 31, 1997                        December 31, 1996
                         -----------------                        -----------------                        -----------------
                Contingent            Commissions          Contingent          Commissions           Contingent        Commissions
                  Deferred              Paid to            Deferred                Paid to             Deferred            Paid to
               Sales Charges            Dealers          Sales Charges           Dealers            Sales Charges        Dealers
               -------------          -----------        -------------         -----------          -------------      ------------
Class A        $         0         $     117,372         $           0        $    106,187         $           0       $   123,185
Class B        $    49,228         $     157,016         $      43,278        $    102,457         $      38,918       $   154,234
Class C        $         0         $       3,600         $           0        $      1,197         $           0       $       171

           The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "General Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the General Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     The expenditures to be made pursuant to the General Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

     The Fund also has adopted a "Rule 12b-1 Plan for Distribution of Shares" (the "Share Distribution Plan") under which the Fund shall pay the Distributor
(a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by the Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Share Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees. Payments to the Distributor or to dealers funded under either the General Distribution Plan or the Share Distribution Plan may be discontinued at any time.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended December 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                              Class A      Class B      Class C
                                                              -------      -------      -------
Advertising                                                 $     42      $      0      $   684

Printing and mailing of prospectuses
to other than current shareholders                          $      6      $      0      $   102

Compensation to dealers                                     $ 52,001      $181,161      $ 5,060

Compensation to sales personnel                             $    104      $      0      $ 1,747

Interest                                                    $      0      $      0      $     0

Carrying or other financing charges                         $      0      $      0      $     0

Other expenses:  marketing; general                         $     94      $      0      $ 1,582
                                                            --------      --------      -------

Total Fees                                                  $ 52,247      $181,161      $ 9,175
                                                            ========      ========      =======

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit, to taxable debt instruments, such as Treasury bonds, as may be included in the Merrill Lynch Treasury Master Index, and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as the Lehman Brothers Municipal Bond Index, the Merrill Lynch Revenue Index, the Merrill Lynch 500 Municipal Index, the Lehman Brothers New York Bond Index, or the Bond Buyer Revenue Bond Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper New York Municipal Debt Funds Average.

     The average annual total return ("standard total return") and yield of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. On June 7, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 7, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

               Commencement of
                 Operations                 Five Years               One Year
               (July 5, 1989)                  Ended                   Ended
Fund        to December 31, 1998         December 31, 1998       December 31, 1998
----        --------------------         -----------------       -----------------
Class A             6.57%                       4.38%                   1.16%
Class B             6.62%                       4.22%                   0.14%
Class C             6.62%                       4.53%                   4.01%
Class S             7.25%                       5.60%                   6.18%

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)(n) = ERV

Where:  P    =    a hypothetical initial payment of $1,000

        T    =    average annual total return

        n    =    number of years

        ERV  =    ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

     The annualized yield of each class of shares of the Fund based on the month of December 1998 was as follows:

              Class A        3.85%
              Class B        3.27%
              Class C        3.41%
              Class S        4.27%

     Yield for each of the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            YIELD = 2[(a-b + 1)(6) -1]
                                       ---
                                       cd

Where:   a  =   dividends and interest earned during the period

         b  =   expenses accrued for the period (net of voluntary expense
                reductions by the Investment Manager)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d  =   the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables- backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

     All accrued expenses and recurring charges are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Tax Equivalent Yield

     The tax equivalent yield of each class of shares of the Fund for the month ended December 31, 1998 assuming a combined federal and state maximum effective marginal income tax rate of 40.00% was as follows:

            Class A               6.42%
            Class B               5.45%
            Class C               5.68%
            Class S               7.12%

           The Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described under "Yield" above) which is tax-exempt, by the complement of the combined federal and state maximum effective marginal income tax rate of 40.00% (or other relevant rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The complement, for example, of a tax rate of 40.00% is 60.00%, that is [1.00 - .4000 = .6000].

Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts during base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended December 31, 1998, without taking sales charges into account, were as follows:

            Class A             3.34%
            Class B             2.95%
            Class C             2.83%
            Class S             3.46%

Distribution Rates

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     The distribution rate of each class of the Fund, based on the month ended December 31, 1998 was as follows:

                 Class A              4.47%
                 Class B              3.91%
                 Class C              3.91%
                 Class S              4.93%

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     Each of the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets included in the Fund's Annual Report to shareholders as of and for the fiscal year ended December 31, 1998, including any notes thereto and Report of Independent Accountants is hereby incorporated by reference from the Fund's Annual Report, filed with the Securities and Exchange Commission (EDGAR accession number 0000950146-99-000355). Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center at
(800) 562-0032.

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner.

DOCSC\359869.11